UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant [ ]

                           Check the appropriate Box:

[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11. 1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total Fee Paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Dated Filed:

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
                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

                        NOTICE OF ANNUAL GENERAL MEETING

    Notice is hereby given that the 7th Annual General Meeting of Flexible Solutions International, Inc. will be held:

                    AT 6:00PM ON THURSDAY THE 15TH OF JUNE 2006
                  In the UPPER MEETING ROOM of the NELLIE MCCLUNG LIBRARY
                              3950 CEDAR HILL RD.,
                           VICTORIA, BC V8P 3Z9 CANADA


                                ORDINARY BUSINESS

                                    DIRECTORS
DIRECTORS

1. Vote to re-elect the five (5) directors to the Board of Directors in accordance with the Company's Constitution, for the upcoming year:

              A) Daniel B. O'Brien B) Dr. Robert O'Brien C) John H. Bientjes D) Dale Friend E) Eric Hodges

OPTIONS

2. Vote to approve the granting of the following options to officers and directors:

             A) Daniel O'Brien - 5 sets of 100,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006, December 31, 2007, December 31, 2008, December 31,
                  2009, December 31, 2010 and all expiring on January 5, 2011.

             B) Dr. Robert O'Brien - 5 sets of 50,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006, December 31, 2007, December 31, 2008, December 31,
                  2009, December 31, 2010 and all expiring on January 5, 2011.

             C) John H. Bientjes 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006 and expiring on January 5, 2011.

             D) Dale Friend 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2005 and expiring on January 5, 2011.

             E) Eric Hodges 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2005 and expiring on January 5, 2011.

RATIFICATION

3. Vote to ratify tne selection of Cinnamon Jang Willoughby & Company as the Company's independent registered public accountants for the year ending December 31, 2006.

OTHER BUSINESS

4. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

VOTING RIGHTS
Pursuant to the by-laws of the Company, the board of Directors has fixed the close of business of the 28th of April, 2006 as the record date. Holders of common stock of record at this date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Each share of Common Stock is entitled to one non-cumulative vote on all matter that may properly come before the meeting. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and vote their shares in person. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

VOTE REQUIRED
A majority vote of the Company's outstanding shares of common stock is required to approve all matters presently scheduled to come before the meeting. Assuming that a quorum is obtained, a majority to those shares represented at the meeting is necessary to approve the proposed matters.

PROXIES
Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by facsimile. The person soliciting a proxy shall pay all costs of solicitation.

ELECTION OF BOARD OF DIRECTORS
Pursuant to the By-Laws of the Company and the Nevada Corporation Laws, the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). The following people have been nominated to serve as Directors for the ensuing year:

A) Daniel B. O'Brien B) Dr. Robert O'Brien C) John H. Bientjes D) Dale Friend E) Eric Hodges

MISCELLANEOUS
So far as the Board of Directors of the Company is aware, no matters other than those described in the Notice will be acted upon at the meeting.


                                      By Order of the Board
                                      Dated this xxth day of May, 2006

                                      /s/DANIEL B. O'BRIEN
                                      Daniel B. O'Brien
                                      President/CEO/Treasurer/Secretary/Director

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                    ANNUAL GENERAL MEETING -- JUNE 15, 2006

Flexible Solutions International, Inc. (the "Company") will hold its Annual General Meeting of Shareholders at 6:00PM ON THURSDAY, THE 15TH OF JUNE in the UPPER MEETING ROOM OF THE NELLIE MCCLUNG LIBRARY located at 3950 CEDAR HILL RD., VICTORIA, BC V8P 3Z9 CANADA to consider the items of the attached notice of shareholder meeting. All items on the attached notice are more fully described in this proxy statement.

The only securities eligible to vote at the annual meetings are the Company's common shares. Only shareholders of record at the close of business on the 28th of APRIL, 2006 will be eligible to vote at the annual meeting. On that date, 12,981,316 common shares entitled to give voting instructions were outstanding. Each common share and each exchangeable share not held by the Company or its affiliates entitles the holder to one vote at the annual meeting. Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the Secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by facsimile. The person soliciting a proxy shall pay all costs of solicitation.

Under Nevada law and the Company's Articles of Incorporation, if a quorum is present at the meeting: (5) the five nominees for election as directors will be elected directors if the number of votes cast in favour the matter exceeds the number of votes cast against it.

In the election of directors, any proposal by the Board of Directors, or other business, if a shareholder or broker abstains from voting or fails to vote it will have no effect on the approval of the proposal because abstentions and broker non-votes do not represent votes cast by shareholders.

The Company's annual report to shareholders for 2005 is being mailed with this Proxy Statement to shareholders entitled to vote at the 2006 Annual General Meeting.

                                      615 Discovery Street, Victoria BC, V8T 5G4
Tel:  250.477.9969                                            Fax:  250.477-9912
                                                       WWW.FLEXIBLESOLUTIONS.COM


                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Pursuant to the By-Laws of the Company and the Nevada Corporation Laws the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). All of the nominees currently are directors of the Company elected by the shareholders.

Unless a shareholder instructs otherwise on the proxy card, it is intended that the shares represented by properly signed proxies in the accompanying form will be voted for the persons nominated by the Board of Directors. The Board of Directors anticipates that the listed nominees will be able to serve, but if at the time of the meeting any nominee is unable or unwilling to serve, the proxy holders may vote such shares at their discretion for a substitute nominee.

NOMINEES FOR ELECTION - TERMS EXPIRE IN 2007
Daniel B. O'Brien has been President and a Director of Flexible since June 1998. He has been involved in the swimming pool industry since 1990 when he founded our subsidiary, Flexible Solutions Ltd. which was purchased by Flexible Solutions International, Inc. in August 1998. From 1990 to 1998 Mr. O'Brien was also a teacher at Brentwood College where he was in charge of outdoor education.

Dr. Robert N. O'Brien has been a member of the Company's Board of Directors since June 1998. Dr. O'Brien was a Professor of Chemistry at the University of Victoria from 1968 until 1986 at which time he was given the designation of Professor Emeritus. He held various academic positions since 1957 at the University of Alberta, the University of California at Berkley, and the University of Victoria. While teaching, Dr. O'Brien acted as a consultant and served on the British Columbia Research Council from 1968 to 1990. In 1987, Dr. O'Brien founded the Vancouver Island Advanced Technology and Research Association. Dr. O'Brien received his Bachelor of Applied Science in Chemical Engineering from the University of British Columbia in 1951; his Masters of Applied Science in Metallurgical Engineering from the University of British Columbia in 1952; his Ph.D. in Metallurgy from the University of Manchester in 1955; and, was a Post Doctoral Fellow in Pure Chemistry at the University of Ottawa from 1955 through 1957.

John H. Bientjes has been a member of our Board of Directors since February 2000. Mr. Bientjes has been the manager of the Commercial Aquatic Supplies Division of D.B. Perks & Associates, Ltd., located in Vancouver, British Columbia, a company that markets supplies and equipment to commercial swimming pools which are primarily owned by municipalities. Mr. Bientjes was graduated in 1976 from Simon Fraser University in Vancouver, British Columbia with a Bachelor of Arts Degree in Economics and Commerce.

Dale Friend was elected a Director in December, 2002. She has a diversified background in the area of accounting. Her experience has been primarily in business offering a wide range of accounting knowledge. Dale currently works for a Lock and Security firm in Vancouver where she uses her skills as the company comptroller. Previously she was a Senior Trust Analyst for Alderwoods Group, formerly The Loewen Group from August 2002 to February 2003.. Prior to this she was with Telus, formerly BC Tel, for almost a decade in various accounting, auditing and financial planning positions.

Eric Hodges was elected to the Board in September 2004. He is a Victoria based accountant with decades of experience. His financial education is from the University of Washington in Seattle where he played for the Huskies football program. Mr. Hodges continued playing football after college, with a successful, multiyear professional career with the BC Lions of the Canadian Football League. Eric is extremely familiar with both Canadian and US GAAP (generally acceptable accounting principles), since he has clients in both countries. Furthermore, his wide range of experience with small and quickly growing companies will be an asset to the Board

COMMITTEES: MEETINGS OF THE BOARD OF DIRECTORS
Nominating committee. There is no nominating committee.

The Company has a Compensation Committee and an Audit Committee. The Compensation Committee and the Audit Committee were formed in 2002. John Bientjes and Dan O'Brien comprise the compensation committee. John Bientjes, Dale Friend and Eric Hodges are the Audit Committee, whereas 2 of 3 signatures are required. The Compensation Committee recommends to the Board the compensation of executive officers. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation Committee met once during the fiscal year ended Dec 31, 2005, and the Audit Committee met four times during the fiscal year ended Dec 31, 2005.

The Company's Board of Directors held four meetings during the fiscal year ended Dec 31, 2005, at which time all the then Directors were present or consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors consists of three directors, all of whom are independent directors. The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors the selection or retention of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Cinnamon, Jang & Willoughby, independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Cinnammon, Jang & Willoughby the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters included a discussion of Cinnamon, Jang & Willoughby's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Cinnamon, Jang & Willoughby also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with Cinnamon, Jang & Willoughby, that firm's independence.

AUDIT FEES
Cinnamon Jang Willoughby was paid aggregate fees of $27,537 for the for the fiscal year ended December 31, 2005 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years.

AUDIT-RELATED FEES
CJW was paid $25,305 for the fiscal year ended December 31, 2005 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

TAX FEES
Cinnamon Jang Willoughby was paid aggregate fees of $2,150 for the fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services were calculation and filing of 2005 income tax return.

OTHER FEES
Cinnamon Jang Willoughby was paid no other fees for professional services during the fiscal year ended December 31, 2005.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended Dec 31, 2005, for filing with the U.S. Securities and Exchange Commission.

DIRECTORS' COMPENSATION
We have agreed to issue to our non-employee directors options to purchase 5,000 shares of our common stock annually for serving as a director. However, Dr. Robert N. O'Brien will not receive director options in any year in which he receives options for other services. We currently pay Dr. O'Brien additional options for assisting in research and development and patent prosecution. The amount of such options are determined annually by the board of directors with Dr. O'Brien abstaining from the vote on such matter. No options were granted in fiscal 2005. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any Director undertaking any special services on behalf of the Company other than services ordinarily required of a Director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Based solely upon a review of the copies of Forms 3 and 4 and 5 thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock were made with respect to the Company's fiscal year ended Dec 31, 2005.

SUMMARY COMPENSATION TABLE
The following table sets forth certain information about the compensation paid or accrued to the person who was the Company's chief executive officer during the fiscal year ended December 31, 2005 (the "named executive officer").

                                ANNUAL COMPENSATION                        LONG TERM COMPENSATION AWARDS
                                                                        AWARDS                      PAYOUTS
                Year     Salary    Bonus      Other Annual     Restricted    Securities      All           Other
                                              Compensation    Stock Awards   Underlying      LTIP       Compensation
                                                                            Option/SA RS   Payouts
                          ($)       ($)           ($)             ($)           (#)          ($)            ($)
Daniel O'Brien   2005    98,914      --            --              --              --         --             --
President, CEO   2004    40,000      --            --              --          50,000         --             --
                 2003    40,000      --            --              --          20,000         --             --

*Mr. O'Brien was the only executive officer during the above years.

BENEFICIAL OWNERSHIP OF COMMON SHARES
SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                                  COMMON STOCK          PERCENTAGE

Daniel B. O'Brien (1)(2)(3)              4,691,900               36.1%
Dr. Robert N. O'Brien  (1)(2)(3)         1,875,000               14.4%
John H. Bientjes (1)(3)                     40,000                   *
Dale Friend  (1)(3)                         15,000                   *
Eric Hodges (1)(3)                          10,000                   *

All directors and officers
    as a group (5 persons)               6,631,900               51.1%

*  Less than 1%

(1) Applicable percentage of ownership at May 3, 2006, is based upon 12,981,316 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of May 3, 2006, are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2) Address for this shareholder is 2614 Queenswood Drive, Victoria, BC, V8N 1X5, Canada.

(3) Includes shares which may be acquired on the exercise of stock options as follows.

DIRECTOR'S OPTIONS - EXERCISABLE

NAME                      NO. OF OPTIONS    EXERCISE PRICE     EXPIRATION DATE

Daniel B. O'Brien            50,000             $4.25        December 31, 2007
                             20,000             $3.60        December 31, 2008
                             50,000             $3.00        November 26, 2009
Dr. Robert N. O'Brien        25,000             $4.25        December 31, 2007
                             25,000             $3.60        December 31, 2008
                             25,000             $3.00        November 26, 2009
John H. Bientjes              5,000             $4.25        December 31, 2007
                              5,000             $3.60        December 31, 2008
                              5,000             $3.00        November 26, 2009
Dale Friend                   5,000             $4.25        December 31, 2007
                              5,000             $3.60        December 31, 2008
                              5,000             $3.00        December 26, 2009
Eric Hodges                   5,000             $3.60        December 31, 2008
                              5,000             $3.00        November 26, 2009

Below options are not exercisable until vesting date.

DIRECTOR'S OPTIONS - REQUIRING SHAREHOLDER APPROVAL

NAME                      NO. OF OPTIONS  EXERCISE PRICE     VESTING DATE       EXPIRATION DATE

Daniel B. O'Brien           100,000             $3.25      December 31, 2006    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      December 31, 2007    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      December 31, 2008    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      Decmeber 31, 2009    January 5, 2011
Daniel B. O'Brien           100,000             $3.25      December 31, 2010    Janaury 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2006    Janaury 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2007    January 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2008    January 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      Decmeber 31, 2009    January 5, 2011
Dr. Robert N. O'Brien        50,000             $3.25      December 31, 2010    Janaury 5, 2011
John H. Bientjes              5,000             $3.25      December 31, 2006    Janaury 5, 2011
Dale Friend                   5,000             $3.25      December 31, 2006    Janaury 5, 2011
Eric Hodges                   5,000             $3.25      December 31, 2006    Janaury 5, 2011

% OF DIRECTOR'S OPTIONS BASED ON A TOTAL OF 2,130,740 OPTIONS OUTSTANDING

Daniel B. O'Brien                29.1%
Dr. Robert N. O'Brien            15.2%
John H. Bientjes                 0.9%
Dale Friend                      0.9%
Eric Hodges                      0.7%

OPTIONS EXERCISED BY OFFICERS AND DIRECTORS IN THE YEAR ENDED DEC 31, 2005

                           OPTIONS EXERCISED                  VALUE REALIZED
Dan O'Brien                    100,000                            $140,000
Dr. Robert O'Brien              50,000                            $ 70,000
John Bientjes                      NIL                             NIL
Dale Friend                        NIL                             NIL
Eric Hodges                        NIL                             NIL

OWNERS OF MORE THAN 5%
We have no knowledge of any shareholders owning more than 5% of the Company stock.

PROPOSAL NO. 2: RATIFICATION OF OPTION GRANTS TO OFFICERS AND DIRECTORS As a means of incentive and compensation, the Company plans to grant options as follows. The Board of Directors has agreed to issue the directors who are not also employed by the Company options to purchase 5,000 shares of common stock annually for serving as a director. However, Dr. Robert N. O'Brien will not receive director options in any year in which he receives options for other services. Dr. Robert N. O'Brien will be paid in additional options for assisting in research and development and patent prosecution. The amount of such options is determined annually by the Board of Directors with Dr. Robert N. O'Brien not voting on such matter.


Daniel B. O'Brien: 5 sets of 100,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006, December 31, 2007, December 31, 2008, December 31, 2009, December 31, 2010 and all expiring on January 5, 2011.

Dr. Robert N. O'Brien: 5 sets of 50,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006, December 31, 2007, December 31, 2008, December 31, 2009, December 31, 2010 and all expiring on January 5, 2011.

John H. Bientjes: 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006 and expiring on January 5, 2011.

Dale Friend: 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006 and expiring on January 5, 2011.

Eric Hodges: 5,000 options to buy common shares with a strike price of $3.25/share, vesting on December 31, 2006 and expiring on January 5, 2011.


ORDINARY BUSINESS

PROPOSAL NO. 3: APPROVAL OF ANNUAL REPORT
We have enclosed our 10KSB as filed with the SEC on March 10, 2006.

PROPOSAL NO. 4: APPROVAL OF AUDITORS
Vote to approve the Auditors, Cinnamon, Jang & Willoughby for the ensuing year. Cinnamon, Jang & Willoughby have been our Auditors since June, 2003. We have been pleased with their performance.

OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the meeting. If any other matters come before the meeting, the proxy holders intend to vote on such matters in accordance with their best judgement.

REQUEST FOR COPY OF FORM 10KSB
Shareholders may request a copy of the Form 10KSB (also known as the Annual Report) by writing to the Company's Head Office:
                              615 Discovery Street
                          Victoria, BC, Canada V8T 5G4
                 or download online at www.flexiblesolutions.com

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company no later than Dec 31, 2006.